—PROSPERITY—

BANCSHARES, INC.®

Real bankers… not just a bank.

“Safe Harbor” Statement

under the Private Securities Litigation Reform Act of 1995

Statements contained in this presentation which are not historical facts and which pertain to future operating results of Prosperity Bank and its subsidiaries constitute “forward-looking statements” within the meaning of the Private Securities Litigation reform Act of 1995. These forward-looking statements involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements. Factors that might cause such a difference include, but are not limited to, those discussed in the company’s periodic filings with the SEC. Copies of the SEC filings for Prosperity Bancshares’s® may be downloaded from the Internet at no charge from www.prosperitybanktx.com.

Corporate Profile

a Track Record of Success

A Texas based Financial Holding Company with approximately $9 billion in assets

2nd largest Texas based commercial bank by Texas deposits

Strong balance sheet growth – 10 year CAGR of 36% loans, 34% deposits and 36% assets

Strong earnings growth – 10 year CAGR of 14% for EPS (diluted) and 34% for net income

Shareholder driven with approximately 11% inside ownership

Excellent asset quality – Net Charge Offs / Average Loans of 0.10% for three months ending June 30, 2009

Excellent cost control – under 50% efficiency ratio

Since 2000, integrated over 20 successful acquisitions

2Q09 Highlights

Net Interest Margin was 4.04% for the three months ended June 30, 2009

Non- Performing Assets to Average Earning Assets equal 0.26% or $19.587 million

Strong Earnings of $26.510 million or $0.57 per share (diluted) and 1.20% Return on Assets for the three months ended June 30, 2009

Recorded additional FDIC assessment of approximately $4.2 million or $0.06 per diluted share

4

Banking Center Network

PROSPERITY

BANK®

158 Full Service Locations

9 in Bryan/ College Station Area

27 in Central Texas Area

24 in Dallas/ Fort Worth Area

20 in East Texas Area

51 in Houston Area

27 in South Texas Area

Texas has five of the nation’s top 20 cities in population:

4 Houston

7 San Antonio

9 Dallas

16 Austin

17 Fort Worth

The Dallas/ Fort Worth MSA is the nation’s 4th largest regional area with 6.1 million residents

The Houston MSA is the nation’s 6th largest regional area with 5.6 million residents

20

Odessa

Midland

Big Spring

Abilene Wichita Falls

Duncan

Ardmore

Denison

Durant

Sherman

Paris

Hugo

Idabel

Clarksville

De Queen

Hope

Texarkana

Arkansa

Magnolia

Mount Pleasant

30

Greenville

Sulphur Springs

Fort Worth

Dallas

20

Stephenville

35W

Corsicana

Waco

San Angelo

Brownwood

Texas

Brady

Killeen

Temple

Tyler

Nacogdoches

Lufkin

Crockett

Jasper

Huntsville

Station

Brenham

20

Shreveport

Natch

LOUIS

Alexan

De Ridd

Sabine

Lake Charles

Beaumont

Port Arthur

Houston

Lagrange

Gonzales

San Antonio

Victoria

Bay City

Beeville

Corpus

Boquillas del Carmen

Acuña

29

Piedras Negras

2

35

Laredo

85

Zapata

Gulf of Mexico

Sources: SNL Financial and MapPoint

Balance Sheet Summary

As Originally Reported

$9,600 $8,400 $7,200 $6,000 $4,800 $3,600 $2,400 $1,200 $0

1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2Q09

$1,400 $1,200 $1,000 $800 $600 $400 $200 $0

Total footings as of 6/30/09 Loans = $3.45 bil.

Deposits = $7.26 bil. Assets = $8.84 bil.

5 year CAGR Loans = 36% Deposits = 29% Assets = 31%

Loans Deposits Assets Equity

$ in millions

EPS Growth Diluted

$2.25 $2.00 $1.75 $1.50 $1.25 $1.00 $0.75 $0.50 $0.25 $0.00

2003 2004 2005 2006 2007 2008 2Q 2008 2Q 2009

$1.36

$1.59

$1.77

$1.94

$2.09 *

$2.06 **

5 year CAGR 9% ***

9.62%

$0.52

$0.57

*Excludes the non-cash after tax impairment charge related to FNMA/FLHMC preferred stock of $6.5 million. **Excludes the non-cash after tax impairment charge related to FNMA/FLHMC preferred stock of $9.1 million.

***Excludes the non-cash after tax impairment charge related to FNMA/FLHMC preferred stock of $9.1 million; the 5 year CAGR as reported is 6.5%.

Deposit Composition

June 30, 2009

2Q09 Cost of Deposits= 1.42%

CDs & IRAs

>$100,000 18.77%

Non-interest Bearing DDA

20.34%

CDs & IRAs

<$100,000 19.54%

MMA & Savings 26.73%

Interest Bearing DDA

14.62%

Amount % of total

Non-interest Bearing DDA $ 1,476,378 20.34%

Interst Bearing DDA 1,060,965 14.62

MMA & Savings 1,940,106 26.73

CD’s & IRA’s<100m 1,418,375 19.54

CD’s & IRA’s>100m 1,362,071 18.77

Total Deposits $ 7,257,895 100.00%

$ in thousands

Net Interest Margin*

* Tax equivalent- annualized

4.20% 4.10% 4.00% 3.90% 3.80% 3.70% 3.60%

1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 3Q08 4Q08 1Q09 2Q09

4.12% 4.10%

4.09% 4.15%

4.07% 3.98% 4.04% 4.03%

3.93%

3.65%

Net Interest Margin for 2007 - 4.06% and for 2008 – 3.96%

Loan Growth

$3,600 $3,200 $2,800 $2,400 $2,000 $1,600 $1,200 $800 $400 $0

70.00% 65.00% 60.00% 55.00% 50.00% 45.00% 40.00% 35.00% 30.00%

2003 2004 2005 2006 2007 2008 2Q08 2Q09

5 year CAGR 36%

Loans

Loan / Deposit Ratio

$ in millions

Loan Portfolio

June 30, 2009 Loans/ Deposits: 47.6%

Agriculture 4.33%

Consumer 3.41%

1-4 Family Residential 19.58%

Home Equity 3.33%

Commercial R.E. 38.20%

Construction 17.77%

Commercial 13.38%

Construction Loan Breakout

Approximate $ in million

Single Family: $178

Land Development: $ 86

Raw Land: $ 96

Lots: $151

Commercial/ Other: $102

Commercial R.E.

Commercial

Construction

1-4 Family Residential

Consumer

Agriculture

Home Equity

Gross Loans

CRE Loan Breakout

Approximate $ in million

Owner Occupied: $ 649

Office Building: $ 82

Multi-family: $ 100

Strip Center: $ 140

Church: $ 89

Other: $ 258

Amount % of total

$ 1,318,489 38.20%

461,622 13.38

613,386 17.77

675,702 19.58

117,576 3.41

149,515 4.33

115,029 3.33

$ 3,451,319 100.0%

$ in thousands

Asset Quality – NPA*/ Loans + OREO

* Includes loans past due 90 days and still accruing

3.00% 2.50% 2.00% 1.50% 1.00% 0.50% 0.00%

2001 2002 2003 2004 2005 2006^ 2007^ 2008^ 2Q08^ 2Q09^

PRSP NPA*/Loans + OREO Peer NPA*/Loans + OREO

2.61%

2.26%

1.02% 1.18%

0.97% 1.04% 0.84% 0.83% 0.97% 0.70%

0.49% 0.57% 0.38% 0.35% 0.40% 0.00% 0.09% 0.05% 0.13% 0.17%

Texas Peer Group Includes: CFR, EBTX, FFIN, FBTX, IBOC, MCBI, SBSI, SNBI, SBIB, SBIT, TCBI, TRBS & TXUI

^ SNBI, SBIT, TRBS & TXUI have been acquired and were excluded from 2006 & 2007 and FBTX failed and was excluded from 2008 Note: 2Q09 does not include IBOC as they have yet to report 2Q09 earnings

Source: SNL Financial

Asset Quality – NCO/Average Loans

(Annualized)

1.00%

PRSP NCO / Loans Peer NCO / Loans

0.80% 0.81%

0.60%

0.54%

0.48%

0.42% 0.41%

0.40%

0.32%

0.30%

0.23% 0.19% 0.20% 0.19% 0.23%

0.20% 0.18%

0.15% 0.13% 0.06% 0.08% 0.03% 0.06% 0.04%

0.00%

2001 2002 2003 2004 2005 2006^ 2007^ 2008^ 2Q08^ 2Q09^

Texas Peer Group Includes: CFR, EBTX, FFIN, FBTX, IBOC, MCBI, SBSI, SNBI, SBIB, SBIT, TCBI, TRBS & TXUI

^ SNBI, SBIT, TRBS & TXUI have been acquired and were excluded from 2006 & 2007 and FBTX failed and was excluded from 2008 Note: 2Q09 does not include IBOC as they have yet to report 2Q09 earnings

Source: SNL Financial

Contact Information

Corporate Headquarters Investor Contacts

Prosperity Bank Plaza David Zalman

4295 San Felipe Chairman & Chief Executive Officer

Houston, Texas 77027 979.543.2200

david.zalman@prosperitybanktx.com

281.269.7199 Telephone Dan Rollins

281.269-7222 Fax President & Chief Operating Officer

www.prosperitybanktx.com 281.269.7199

dan.rollins@prosperitybanktx.com

David Hollaway

Chief Financial Officer

979.543.2200

david.hollaway@prosperitybanktx.com

2nd Quarter 2009 Earnings

Supplemental

Data

Texas Statistics

The Houston MSA is the nation’s 6th largest regional area with 5.6 million residents

The Dallas/ Fort Worth MSA is the nation’s 4th largest regional area with 6.1 million residents

Texas has five of the nation’s top 20 cities for population:* Houston #4, San Antonio #7, Dallas #9, Austin #16, Ft. Worth #17

There are approximately 650 banks in Texas (125 are greater than $300 million in asset size); Dallas/ Fort Worth MSA has roughly 110 independent banks (25 are over $300 million in asset size) and the Houston MSA has about 70 independent banks (20 are over $300 million in asset size)**

* Source: July 2006 U.S. Census Bureau; **Source FDIC

Financial Highlights

As Originally Reported

($ in thousands, except EPS) 2004 2005 2006 2007 2008 2Q08 2Q09

Non Interest Income $23,071 $30,021 $33,982 $52,923 $52,370 $13,066 $15,133

Net Interest Income $81,967 $110,897 $138,145 $200,435 $227,729 $53,971 $75,521

Net Income $34,707 $47,860 $61,725 $90,635* $93,623** $23,437 $26,510

Book Value Per Share $12.32 $16.69 $20.26 $25.51 $27.24 $26.44 $28.17

Tangible Book Value

Per Share $4.96 $6.48 $6.62 $7.42 $7.43 $7.79 $8.31

*Net Income does not include the non-cash after tax impairment charge related to FNMA/FLHMC preferred stock of $6.5 million. **Net Income does not include the non-cash after tax impairment charge related to FNMA/FLHMC preferred stock of $9.1 million.

Financial Ratios

RATIOS 2004 2005 2006 2007 2008 2Q08 2Q09

ROAA 1.36% 1.42% 1.44% 1.49% 1.33% 1.43% 1.20%

ROAE 14.27% 11.56% 10.24% 8.72% 7.85% 7.96% 8.18%

ROAE- tangible 33.41% 29.88% 31.53% 32.34% 26.77% 26.93% 27.98%

Efficiency Ratio 49.45% 48.93% 45.29% 46.29% 46.51% 46.50% 48.98%

Leverage Ratio 6.30% 7.83% 7.76% 8.09% 5.68% 7.87% 5.81%

Tier I Risk Capital 13.56% 15.34% 13.52% 13.13% 9.89% 12.70% 11.24%

Total Risk Capital 14.67% 16.37% 14.55% 14.11% 10.76% 13.67% 12.28%

Tangible Ratio 4.38% 5.46% 5.24% 5.88% 4.19% 6.04% 4.84%

*ROAA, ROAE, and ROAE tangible does not include the non-cash after tax impairment charge related to FNMA/FLHMC preferred stock of $6.5 million.

**ROAA, ROAE, and ROAE tangible does not include the non-cash after tax impairment charge related to FNMA/FLHMC preferred stock of $9.1 million.

PRSP Acquisitions

	Date of Announcement	Seller	# of Branches	City	State	Type	Consideration	Accounting Method	At Announcement: PRSP Assets ($000)	Sellers' Assets ($000)	Sellers' Assets Contribution (%)	Deal Value ($000)
1	02/07/08	1st Choice Bancorp, Inc.	1	Houston	TX	Bank	Mixed	Purchase	6,372,343	313,900	4.69	66.2
2	05/01/07	The Bank of Navasota	1	Navasota	TX	Bank	Common Stock	Purchase	6,247,926	72,300	1.14	17.1
3	07/19/06	Texas United Bancshares, Inc.	34	La Grange	TX	Bank	Common Stock	Purchase	4,547,220	1,818,000	27.82	357.1
4	11/16/05	SNB Bancshares, Inc.	6	Houston	TX	Bank	Mixed	Purchase	3,493,972	1,121,747	24.30	242.7
5	09/12/05	Grapeland Bancshares, Inc.	2	Grapeland	TX	Bank	Common Stock	Purchase	3,479,747	73,000	2.15	7.3
6	10/26/04	FirstCapital Bankers, Inc.	20	Corpus Christi	TX	Thrift	Common Stock	Purchase	2,709,169	773,566	22.21	135.7
7	05/12/04	Village Bank and Trust	1	Austin	TX	Thrift	Cash	Purchase	2,449,553	110,400	4.31	20.2
8	04/26/04	Liberty Bank	4	Austin	TX	Thrift	Mixed	Purchase	2,449,553	186,000	7.06	42.0
9	10/06/03	First State Bank of North Texas	3	Dallas	TX	Bank	Mixed	Purchase	2,078,532	93,900	4.32	21.3
10	07/21/03	Mainbancorp	3	Dallas	TX	Bank	Mixed	Purchase	1,983,277	195,700	8.98	39.7
11	03/05/03	BankDallas SSB	1	Dallas	TX	Thrift	Cash	Purchase	1,822,256	40,716	2.19	7.0
12	02/03/03	Abrams Centre Bancshares, Inc.	1	Dallas	TX	Bank	Cash	Purchase	1,822,256	95,388	4.97	16.3
13	08/15/02	First National Bank of Bay City	1	Bay City	TX	Bank	Cash	Purchase	1,360,356	28,174	2.03	5.0
14	07/15/02	Southwest Bank Holding Company	2	Dallas	TX	Bank	Cash	Purchase	1,289,637	127,055	8.97	21.0
15	05/02/02	Paradigm Bancorporation, Incorporated	8	Houston	TX	Bank	Common Stock	Purchase	1,289,637	259,262	16.74	41.6
16	04/26/02	First State Bank	1	Needville	TX	Bank	Cash	Purchase	1,289,637	17,539	1.36	3.7
17	02/22/02	Texas Guaranty Bank, N.A.	2	Houston	TX	Bank	Cash	Purchase	1,262,152	75,019	5.61	11.8
18	11/08/00	Commercial Bancshares, Inc.	12	Houston	TX	Bank	Common Stock	Pooling	693,079	401,271	36.67	53.3
19	06/21/99	South Texas Bancshares, Inc.	3	Beeville	TX	Bank	Cash	Purchase	461,903	142,091	23.53	23.4
20	06/05/98	Union State Bank	1	East Bernard	TX	Bank	Cash	Purchase	339,287	79,174	18.92	17.6

Branch Acquisitions

	Date of Announcement	Seller	# of Branches	Branch Type	Branch Locale State	Amount of Deposits Transferred ($000)	Deposit Premium ($000)	Premium/ Deposits (%)	Assets Transferred: Loan? Y or N
1	11/7/2008	Franklin Bank	46	Bank	TX	3,700,000	60,000	1.71	Yes
2	10/22/2007	Banco Popular North America	6	Bank	TX	140,000	NA	10.1	Yes
3	6/15/2000	Compass Bancshares, Inc.	5	Bank	TX	87,000	NA	NA	Yes
4	2/27/1998	Grimes County Capital Corporation	1	Bank	TX	5,900	250	4.24	No
5	3/30/1997	Wells Fargo & Company	1	Bank	TX	NA	NA	NA	No
6	3/11/1996	Victoria Bankshares, Inc.	1	Bank	TX	46,000	NA	NA	Yes

20

Historical Loan Composition

12/31/2003 12/31/2004 12/31/2005 12/31/2006 12/31/2007 12/31/2008 CAGR

Loan Composition

Commercial $ 94.0 12.2% $ 144.4 13.9% $ 222.8 14.4% $ 297.7 13.7% $ 453.6 14.5% $ 499.1 14.0% 39.6%

Construction $ 36.5 4.7% $ 109.6 10.6% $ 206.7 13.4% $ 433.2 19.9% $ 683.2 21.7% $ 666.1 18.6% 78.8%

1-4 Family Residential $ 237.1 30.8% $ 260.5 25.2% $ 313.2 20.3% $ 377.0 17.3% $ 526.3 16.7% $ 668.1 18.7% 23.0%

Home Equity $ 27.9 3.6% $ 34.5 3.3% $ 58.7 3.8% $ 63.4 2.9% $ 93.9 3.0% $ 107.0 3.0% 30.8%

Commercial Real Estate $ 283.8 36.9% $ 389.6 37.7% $ 619.3 40.3% $ 881.1 40.5% $ 1,148.7 36.6% $ 1,343.4 37.7% 36.5%

Agriculture $ 35.9 4.7% $ 44.1 4.2% $ 56.3 3.6% $ 57.4 2.6% $ 114.0 3.6% $ 145.7 4.1% 32.3%

Consumer $ 54.8 7.1% $ 52.9 5.1% $ 65.1 4.2% $ 66.7 3.1% $ 123.2 3.9% $ 137.7 3.9% 20.2%

Total Loans $ 770.0 100.0% $ 1,035.6 100.0% $ 1,542.1 100.0% $ 2,176.5 100.0% $ 3,142.9 100.0% $ 3,567.1 100.0% 35.9%

$ in millions

2nd Quarter 2009 Earnings